Exhibit 32.1

CERTIFICATION OF THE
CHIEF EXECUTIVE OFFICER OF
GEORGE FOREMAN ENTERPRISES, INC.
Pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of George Foreman Enterprises, Inc. (the "Company") on Form 10-QSB for the quarter ending March 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Seymour Holtzman, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Seymour Holtzman
Seymour Holtzman
Chief Executive Officer
July 27, 2007